Exhibit 99.1

Vivint Smart Home and Mosaic Acquisition Corp. Complete Merger

One of the Largest U.S. SPAC Transactions Ever with $4.2 Billion Enterprise Value

Includes $488 Million of Equity Capital to Delever the Company and Position it for Growth

Combined Company to Trade on NYSE Under Ticker VVNT Commencing January 21

PROVO, Utah and NEW YORK, January 17, 2020 — Vivint Smart Home, Inc. (“Vivint”) and Mosaic Acquisition Corp. (NYSE: MOSC; “Mosaic”), today announced the completion of the previously announced transaction between Vivint and Mosaic, which results in Vivint becoming a publicly traded company. The transaction is one of the largest U.S. SPAC mergers ever with an enterprise value of $4.2 billion, including additional equity of $488 million.

Mosaic shareholders approved the transaction at a special meeting earlier today. The combined company will be named Vivint Smart Home and will trade under the ticker symbol VVNT on the New York Stock Exchange beginning Tuesday, January 21, 2020. Existing Vivint investors and new investors supporting the transaction include affiliates of Blackstone and Fortress Investment Group LLC, and anchor investors of Mosaic.

Vivint’s management team, led by Founder and Chief Executive Officer Todd Pedersen and President Alex Dunn, will continue to lead the combined company. David Maura, Executive Chairman and Chief Executive Officer of Mosaic, will join the combined company’s Board of Directors.

“In a market where it is difficult to find value, Vivint presents a unique opportunity to invest in the rapidly expanding home automation space,” said David Maura. “Vivint’s smart home technology empowers the customer to control the entire home from one app, and its offering is delivered with a customer-focused approach to sales, installation and service. In contrast to many competitors, Vivint owns its entire data stack, and the company has built a competitive moat by seamlessly merging the digital and physical worlds. I have made a significant personal investment in Vivint and I look forward to serving on the Board as Todd, Alex and the team lead the company through its next phase of growth and development.”

“Completing our merger with Mosaic and becoming a publicly traded company is an important milestone for Vivint,” said Todd Pedersen. “With the new capital from this transaction, we will strengthen our balance sheet and continue to invest to support our mission of helping families live more conveniently and intelligently with Vivint’s smart home platform. As we begin our next chapter, Vivint is well positioned to achieve our goal of redefining the home experience.”

David Maura concluded: “We are thrilled to complete this transaction with Blackstone and thank them for their partnership. We believe the fact that a proven private equity leader like Blackstone not only remained fully invested in Vivint, but also committed additional equity, underscores the unique value creation opportunity that Vivint represents.”

J.P. Morgan Securities LLC, Evercore and Blackstone Capital Markets served as financial advisors and capital markets advisors to Vivint. Deutsche Bank Securities, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and RBC Capital Markets LLC acted as financial advisors and capital markets advisors to Mosaic.

Simpson Thacher & Bartlett LLP acted as legal counsel to Vivint. Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to Mosaic. Fried, Frank, Harris, Shriver & Jacobson LLP acted as legal counsel to Fortress.

About Vivint Smart Home

Vivint Smart Home is a leading smart home company in North America. Vivint delivers an integrated smart home system with in-home consultation, professional installation and support delivered by its Smart Home Pros, as well as 24/7 customer care and monitoring. Dedicated to redefining the home experience with intelligent products and services, Vivint serves more than 1.5 million customers throughout the United States and Canada. For more information, visit www.vivint.com.

About Mosaic Acquisition Corp.

Mosaic Acquisition Corp. is a special purpose acquisition company formed by Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, visit www.mosaicac.com.

Forward-Looking Statements

This press release includes certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding, among other things, the Company’s plans, strategies and prospects, both business and financial These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, in addition to those discussed in “Risk Factors” and elsewhere in APX Group Holdings, Inc.’s most recent Annual Report on Form 10-K/A, for the fiscal year ended December 31, 2018 (the “Form 10-K/A”), APX Group Holdings, Inc.’s Quarterly Report on Form 10-Q (the “Q1 Form 10-Q”) for the fiscal quarter ended March 31, 2019, APX Group Holdings, Inc.’s Quarterly Report on Form 10-Q (the “Q2 Form 10-Q”) for the fiscal quarter ended June 30, 2019 and APX Group Holdings, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019 (together with the Q1 Form 10-Q and Q2 Form 10-Q, the “Form 10-Qs”), could affect our future results and could cause those results or other outcomes to differ materially from those expressed or implied in our forward-looking statements:

•	risks related to disruption of management’s time from ongoing business operations due to the completion of the transactions with Mosaic Acquisition Corp.;

•	risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the smart home and security industry and product introductions and promotional activity by our competitors;

•	litigation, complaints, product liability claims and/or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

•	cost increases or shortages in smart home and security technology products or components;

•	the introduction of unsuccessful new Smart Home Services;

•	privacy and data protection laws, privacy or data breaches, or the loss of data;

•

the impact to the Company’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan (as described in Note 1 – Basis of Presentation in the unaudited condensed consolidated financial statements) and the Company’s ability to successfully compete in retail sales channels; and

•	risks related to the Company’s exposure to variable rates of interest with respect to its revolving credit facility and term loan facility.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and our ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Press Release are more fully described in the “Risk Factors” section of the Form 10-K/A, as filed with the Securities and Exchange Commission (the “SEC”) and the Form 10-Qs, as such risk factors may be updated from time to time in the Company’s periodic filings with the SEC, and are accessible on the SEC’s website at www.sec.gov. The risks described herein or in the “Risk Factors” sections of the Form 10-K/A and Form 10-Qs are not exhaustive.

The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

For Vivint

Investors

Dale R. Gerard, (801) 705-8011

dgerard@vivint.com

Media

Liz Tanner, (801) 229-6956

liz.tanner@vivint.com

For Mosaic

Sard Verbinnen & Co.

George Sard/David Millar

(212) 687-8080